Exhibit 10(c)








                                 ASSUMPTION AGREEMENT
                                 --------------------

                       This ASSUMPTION AGREEMENT, dated October 19, 1994,
             by Tyco International Ltd., a Massachusetts corporation ("Tyco"), in favor of the parties and beneficiaries to and under the Registration Rights Agreement referred to below.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, Kendall International, Inc. (formerly
             named CDK Holding Corporation), a Delaware corporation (the "Company"), is party to a Registration Rights Agreement, dated as of July 7, 1992, as amended by Amendment No. 1 thereto dated as of July 11, 1994 (as so amended, the "Registration Rights Agreement"; capitalized terms used herein but not defined herein are used as defined in the Registration Rights Agreement), among the Company, The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("Fund IV"), Joseph Littlejohn & Levy Fund, L.P. ("JLL Fund"), Mutual Series Fund Inc., FIMA Finance Management Inc., Leeway & Co., Richard A. Gilleland, Carrie Gilleland, and The Clayton & Dubilier Private Equity Fund III Limited Partnership ("Fund III");

                       WHEREAS, Tyco is party to separate Stockholder
             Agreements, each dated as of July 13, 1994, as amended by separate Stockholder Agreement Modifications each dated as of October 3, 1994 (as so amended, collectively, the "Stockholder Agreements"), between the Company and each of Fund IV, JLL Fund and Fund III;

                       WHEREAS, concurrently with the execution and
             delivery of this Assumption Agreement, T Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Tyco, is merging with and into the Company (such merger, the "Merger"), and the Effective Time (as defined in the Stockholder Agreements) of the Merger has occurred; and

                       WHEREAS, pursuant to the Stockholder Agreements,
             Tyco has agreed to assume and agree to perform the obligations of the Company under the Registration Rights Agreement;

                       NOW, THEREFORE, Tyco hereby agrees as follows:






























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                       1.  In accordance with Section 5 of each of the
             Stockholder Agreements, for the benefit of each Holder and each other party to or beneficiary under the Registration Rights Agreement, Tyco hereby expressly and irrevocably as-sumes, confirms, and agrees to be bound by and to perform and observe, the terms and provisions of the Registration Rights Agreement, and all of the covenants, rights, prom-ises, agreements, obligations and duties of the Company under the Registration Rights Agreement, provided that
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             Section 2.3(c) of the Registration Rights Agreement is
             hereby assumed as modified to read as follows:

                       "(c) If any registration of Registrable Securities
                  shall be in connection with an Underwritten Offering, the Company agrees, and will use its reasonable efforts to cause other Persons (other than any institutional investment manager subject to Section 13(f) of the Exchange Act) holding 5% or more of the Common Stock and who are not otherwise subject to "holdback" agreements that are at least as favorable to the Holders as the provisions contained in this Section 2.3 to agree, not to effect any sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company during the period beginning seven days prior to the effective date of such registration statement and ending on the earlier of (x) 180 days after such effective date, and (y) 90 days after such effective date, if the managing underwriter in such Underwritten Offering shall permit such earlier sale or distribution as not materially adversely affecting the offering, and the Holders participating in any such offering shall use their reasonable efforts to obtain such permission from the managing underwriter."

                       2.  Tyco hereby confirms and agrees that (a) the
                                                                 -
             Parent Shares (as defined in the Stockholder Agreements) to be received by any Holder, in the Merger or pursuant to any exercise of Warrants or Reallocation Certificates, shall constitute Common Stock and Registrable Securities entitled to the benefits of the Registration Rights Agreement, (b)
                                                                    -
             the term "Requisite Percentage of Common Stock" shall be construed to mean an amount of Parent Shares (or other securities at any time constituting Common Stock) equivalent to 12% of the amount of shares of common stock of the Company outstanding upon consummation of the Plan, and (c)
                                                                     -
             clause (iii) of Section 2.1(d) of the Registration Rights






















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             Agreement shall be construed to refer to Warrants
             constituting Registrable Securities that represent the right to acquire upon exercise an amount of Parent Shares (or other securities) equivalent to less than 3% of the amount of shares of common stock of the Company outstanding upon consummation of the Plan. For purposes of the preceding sentence, (i) as of the Effective Time, the amount of Parent
                        -
             Shares that is equivalent to a given amount of shares of common stock of the Company shall be deemed to be the amount of Parent Shares that a holder of such shares of common stock of the Company would be entitled to receive pursuant to the Merger and (ii) after the Effective Time, the
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             equivalency of an amount of Parent Shares (or other
             securities at any time constituting Common Stock) shall be determined after also taking into account, in a manner analogous to the provisions of clause (i) hereof, any relevant transactions that may have occurred since the Effective Time in respect of Common Stock (including, without limitation, any stock split or combination, merger, consolidation, reclassification, recapitalization or reorganization), subject to the provisions of Section 2.6 of the Registration Rights Agreement.

                       3. Tyco hereby confirms and agrees that, with respect to Section 2.1(g) of the Registration Rights Agreement, if a requested registration pursuant to Section
             2.1 of the Registration Rights Agreement involves an Underwritten Offering in which Fund IV and/or JLL Fund is participating, Fund IV and JLL Fund together (or, if only one of them is participating in such offering, the fund so participating) shall have the right to select a nationally recognized investment banker (or investment bankers) reasonably acceptable to Tyco that shall manage such offering.

                       4. For purposes of this Assumption Agreement, all references to the "Company" in the Registration Rights Agreement shall also be deemed to be references to Tyco.

                       5. This Assumption Agreement shall be binding upon Tyco, its successors and assigns, and shall inure to the benefit of the parties to and other beneficiaries under the Registration Rights Agreement and their respective successors and assigns. This Assumption Agreement shall be effective immediately upon its execution and delivery by Tyco. This Assumption Agreement cannot be amended, modified, waived or supplemented except by a written instrument signed by each of Fund IV, JLL Fund and Fund III,























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             and (except in the case of a waiver) by Tyco.  Tyco hereby acknowledges and agrees that irreparable harm would occur in the event that any of the terms or provisions of this Assumption Agreement were not performed in accordance with its specific terms or were otherwise breached, and that accordingly each of Fund IV, JLL Fund, Fund III and each other Holder shall be entitled to an injunction or injunctions to prevent breaches of this Assumption Agreement and to enforce specifically the terms and provisions of this Assumption Agreement in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                       6.  THIS ASSUMPTION AGREEMENT SHALL IN ALL
             RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF. Tyco hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City of New York in any action or proceeding arising out of or related to this Assumption Agreement or the Registration Rights Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. Tyco hereby irrevocably consents to the service of process, which may be served in any such action or proceeding by certified mail, return receipt requested, by delivering a copy of such process to Tyco at its address specified in Section 9 of the Stockholder Agreements, or by any other method permitted by law.








































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                       IN WITNESS WHEREOF, the undersigned has caused
             this Assumption Agreement to be duly executed by its duly authorized officer on the date hereof.


                                                TYCO INTERNATIONAL LTD.



                                                By_______________________
                                                  Name:
                                                  Title:

             [Seal]






















































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